Filed Pursuant to Rule 497(e)
                                                     Registration Nos. 002-92665
                                                                       002-93068
                                                                       033-78264



                              Excelsior Funds, Inc.
                        Excelsior Tax-Exempt Funds, Inc.
                              Excelsior Funds Trust
                                  (the "Funds")

       Supplement dated December 23, 2004 to the Prospectuses of the Funds dated July 29, 2004

Financial Highlights
--------------------

        The information under the section entitled "Financial Highlights" in the Prospectuses is revised to read as follows, and the information contained in the supplement to the Prospectuses dated November 24, 2004 regarding the same is hereby replaced with the following [language in brackets applies only to the Institutional Class prospectuses of the Funds]:

"The tables that follow present performance information about the Shares Class [Institutional class] of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the years ended March 31, 2000, 2001, 2002, and 2003, has been audited by Ernst & Young LLP ("E&Y"), the Funds' independent registered public accounting firm during those periods. As previously disclosed, the Boards of Directors/Trustees of the Funds and the Joint Audit Committee terminated E&Y as the Funds' independent registered public accounting firm on October 28, 2004. At the request of the Boards and the Joint Audit Committee, Deloitte & Touche LLP ("D&T") has performed a re-audit of the Funds' March 31, 2004 financial statements, which had previously been audited by E&Y. D&T has issued an unqualified opinion on those financial statements. E&Y's reports and D&T's report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7279)."

Portfolio Managers
------------------

        On page 36 of the Excelsior Equity Funds' Prospectus, the first full paragraph under the heading "portfolio managers" relating to the Blended Equity Fund is revised as follows:

"Richard Bayles has replaced Leigh H. Weiss, as one of the portfolio's co-managers. Mr. Bayles has been with U.S. Trust since 1990 as a Senior Vice President and Senior Portfolio Manager in the Personal Investment Division. Mr. Bayles is a member of U.S. Trust's Portfolio Policy Committee. In addition, Bruce Tavel is no longer a co-manager of the Fund. Nischal Pai continues as co-portfolio manager of the Fund."

Distributor
-----------

        Effective January 1, 2005, BISYS Fund Services Limited Partnership will replace Edgewood Services, Inc. as the distributor of the Funds. Its principal address is 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

General Information
-------------------

        Information in the Prospectuses concerning the Mid-Cap Value Fund, the Small Cap Fund, the Energy and Natural Resources Fund, the Pacific/Asia Fund, the Real Estate Fund, the International Fund, the Value & Restructuring Fund, the Blended Equity Fund, the High Yield Fund and the Managed Income Fund is supplemented as follows:

        "The Defined Benefit Plan for Employees of U.S. Trust Corporation (the "Plan") currently invests in certain portfolios of Excelsior Funds, Inc. Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (the "Funds"). The Plan Trustee has disclosed that it intends to effect a reallocation of the Plan's investments in the Funds into separately managed accounts of the Adviser which are managed substantially similarly to the Funds and into other investments, including strategies not currently available through the Funds. This reallocation will result in the Plan's withdrawal of its investments in each of the Funds on or about January 31, 2005. These expected redemptions, if they occur, are not expected to impact the ability of the Funds' investment advisers, United States Trust Company of New York and U.S. Trust Company, N.A., to manage the Funds in accordance with the Funds' investment strategies or objectives. Similarly, fee and expense waivers for the Funds remain in place as previously disclosed and, therefore, total fund operating expenses are not expected to rise as a result of these redemptions, even though the redemptions may, in some cases, constitute a significant portion of certain of the Fund's total assets (in excess of 5% of the Managed Income Fund, Blended Equity Fund, International Funds, Real Estate Fund and Mid-Cap Value Fund).

Excelsior Funds Trust - Institutional Shares Prospectus

General Information
-------------------

        Information in the Excelsior Institutional Funds' Prospectus concerning the Equity Fund is supplemented as follows:

        "Upon the recommendation of the Adviser, the Board of Trustees of the Fund has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund. This determination was based on several factors, including, but not limited to, the Funds' performance history, the small size of the Fund and the determination of the Adviser that it was unlikely that the Fund would be able to generate appreciable asset growth in the foreseeable future. The Fund will discontinue accepting requests to purchase shares or process exchanges into the Fund effective December 31, 2004. Shares purchased through dividend reinvestment or other automatic contribution programs will continue to be processed through the liquidation date. The Fund expects to complete the liquidation and terminate the Fund on or about March 1, 2005.

        The Fund will soon begin selling its portfolio securities and investing in short-term obligations in order to effect the liquidation. Shareholders can redeem their shares of the Fund at any time prior to liquidation. The liquidation of the Fund may result in income tax liabilities for the Fund's shareholders. Shareholders who have established IRA or other tax-deferred accounts with the Fund should be sure to effect a redemption of their shares prior to liquidation and to reinvest those amounts in another tax deferred investment vehicle so as to avoid receiving a possible non-qualified distribution as a result of the liquidation. All Shareholders are encouraged to consult their tax adviser for further information about federal, state and local and/or foreign tax consequences relevant to their specific situation.

        The Adviser has voluntarily agreed to waive its investment advisory fee from December 31, 2004 until the liquidation is completed."

                              EXCELSIOR FUNDS TRUST

                         EXCELSIOR TAX-EXEMPT FUNDS INC

                              EXCELSIOR FUNDS, INC.

                                  (the "Funds")

                       Supplement dated December 23, 2004
         to the Statements of Additional Information dated July 29, 2004
                          (as amended August 19, 2004)

Independent Registered Public Accounting Firm

Deloitte & Touche LLP ("D&T") serves as the independent registered public accounting firm for the Funds. Its principal address is Two World Financial Center, New York, New York 10281. The previous independent registered public accounting firm, Ernst & Young LLP ("E&Y") were terminated by the Funds' Boards of Directors/Trustees and Joint Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Funds' March 31, 2004 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., which is an affiliate of the Adviser. During the period in which E&Y served as independent registered public accounting firm for the Funds, there was no disagreement between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Boards and the Joint Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Funds' March 31, 2004 financial statements. A copy of D&T's audit report is available upon request.

ADMINISTRATORS

Effective December 13, 2004, BISYS Fund Services Ohio, Inc. has replaced SEI and Federated Services Company as one of the Administrators of the Funds. Pursuant to a Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. has also agreed to serve as Fund Accounting Agent.